Q2 FY16 FINANCIAL RESULTS CONFERENCE CALL February 9, 2016 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR This presentation may contain certain comments, which are “forward-looking” statements that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts, may be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of factors could cause actual results to differ materially from anticipated results. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2015, as well as the quarterly report on Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS – Q2 FY16 3  Exceptional growth and profitability  Record net sales of $994 million, up 23% Y/Y, or 5% in constant currency, excluding acquisitions  Record non-GAAP diluted EPS of $0.88*, up 29% Y/Y  Second quarter 2016 return on invested capital of 17.5%*  Strong demand led by large deals in our Barcode & Security segment  Three successful acquisitions during the past 16 months (Imago, Network1 and KBZ) contributed positively to our growth and strong operating performance  Robust IT platform for growth * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q2 FY16 Q2 FY15 Change Net sales $993.5 $807.0 23% Gross profit 100.6 78.1 29% Gross profit margin % (of net sales) 10.1% 9.7% 45 bps Operating income 31.9 26.0 23% Non-GAAP operating income 36.3 29.4 24% GAAP net income 20.7 16.8 23% Non-GAAP net income 23.7 19.7 20% GAAP diluted EPS $0.77 $0.58 33% Non-GAAP diluted EPS $0.88 $0.68 29% HIGHLIGHTS – Q2 FY16 4 * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In millions, except EPS

SECOND QTR: Q2 FY16 – Y/Y % CHANGE As Reported Constant Currency Constant Currency, excluding Acquisitions WW Barcode & Security 26.0% 31.9% 7.8% WW Comms. & Services 17.0% 18.3% -0.5% Consolidated 23.1% 27.5% 5.1% SALES GROWTH SUMMARY 5 SIX MONTHS: Q2 FY16 YTD – Y/Y % CHANGE As Reported Constant Currency Constant Currency, excluding Acquisitions WW Barcode & Security 15.3% 21.4% 6.2% WW Comms. & Services 19.6% 21.0% -1.8% Consolidated 16.6% 21.2% 3.7%

Q2 FY16 Q2 FY15 Net sales $689.5 $547.2 Gross profit $57.7 $43.6 Gross margin 8.4% 8.0% Operating income $19.0 $13.3 Operating income % 2.8% 2.4% Non-GAAP operating income $20.0 $13.9 Non-GAAP operating income % 2.9% 2.5% Net Sales, $ in millions Up 26% Constant Currency Excluding Acquisitions, Up 8% WW BARCODE & SECURITY 6 $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. Q2 FY15 Q2 FY16 $547 $690 Acqs. & FX

Q2 FY16 Q2 FY15 Net sales $304.0 $259.8 Gross profit $42.9 $34.5 Gross margin 14.1% 13.3% Operating income $12.9 $14.2 Operating income % 4.2% 5.5% Non-GAAP operating income $16.2 $15.4 Non-GAAP operating income % 5.3% 5.9% WW COMMUNICATIONS & SERVICES 7 Q2 FY15 Q2 FY16 Net Sales, $ in millions Up 17% Constant Currency Excluding Acquisitions, Down 0.5% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. $304 $260 Acqs. & FX

Q2 FY16 Q1 FY16 Q2 FY15 Accounts receivable (Q/E) $588.4 $588.0 $490.7 Days sales outstanding in receivables 53 56* 55 Inventory (Q/E) $604.1 $588.2 $518.4 Inventory turns 6.0 5.3* 5.8 Accounts payable (Q/E) $512.0 $516.1 $419.6 Paid for inventory days 9.3 13.0* 12.2 WORKING CAPITAL MEASURES $ in millions 8 * Excludes the impact of KBZ, which was completed September 4, 2015

Q2 FY16 Q1 FY16 Q2 FY15 Return on invested capital (“ROIC”)* 17.5% 14.6% 14.8% Operating cash flow, trailing 12-months $44.7 $17.1 $36.7 Cash and cash equivalents (Q/E) $39.4 $41.2 $121.5 Debt (Q/E) $115.1 $94.5 $5.4 Net debt to EBITDA, trailing 12-months 0.61x 0.46x -- Shares repurchased – # of shares (QTR) 801,040 1,149,103 -- Shares repurchased – dollars (QTR) $29.6 $41.9 Cum. repurchases under plan – # shares (as of Q/E) 2,429,968 1,628,928 Cum. repurchases under plan – dollars (as of Q/E) $90.4 $60.7 Remaining authorization under plan (as of Q/E) $29.6 $59.3 -- CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 9 * Excludes non-GAAP adjustments and change in fair value of contingent consideration. See Appendix for calculation of ROIC, a non-GAAP measure.

Q3 FY16 OUTLOOK* 10 * Outlook as of February 9, 2016. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.10 to EUR 1.00 for the Euro, $0.245 to R$1.00 for the Brazilian real (R$3.94 to $1), and $1.45 to GBP 1.00 for the British pound. For the quarter ending March 31, 2016, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs: Net Sales Non-GAAP Diluted Earnings Per Share  Range from $850 million to $900 million  Range from $0.62 to $0.70 per share

APPENDIX: NON-GAAP FINANCIAL INFORMATION 11 Operating Income, Net Income & EPS ($ in thousands) Quarter Ended December 31, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 31,852 $ 31,632 $ 20,656 $ 0.77 Adjustment: Amortization of intangible assets 2,545 2,545 1,732 0.06 Change in fair value of contingent consideration 1,816 1,816 1,244 0.05 Acquisition costs (a) 60 60 60 - Non-GAAP measure $ 36,273 $ 36,053 $ 23,692 $ 0.88 Quarter Ended December 31, 2014 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 25,990 $ 25,938 $ 16,821 $ 0.58 Adjustment: Amortization of intangible assets 1,443 1,443 1,025 0.04 Change in fair value of contingent consideration 463 463 346 0.01 Acquisition costs (a) 1,474 1,474 1,474 0.05 Non-GAAP measure $ 29,370 $ 29,318 $ 19,666 $ 0.68 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 Highlights by Segment – Y/Y ($ in thousands) Quarter Ended December 31, 2015 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 689,530 $ 303,992 $ - $ 993,522 GAAP operating income $ 19,000 $ 12,912 $ (60) $ 31,852 Adjustments: Amortization of intangible assets 1,047 1,498 - 2,545 Change in fair value of contingent consideration - 1,816 - 1,816 Acquisition costs - - 60 60 Non-GAAP operating income $ 20,047 $ 16,226 $ - $ 36,273 GAAP operating income % (of net sales) 2.8% 4.2% n/m 3.2% Non-GAAP operating income % (of net sales) 2.9% 5.3% n/m 3.7% Quarter Ended December 31, 2014 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 547,171 $ 259,848 $ - $ 807,019 GAAP operating income $ 13,269 $ 14,195 $ (1,474) $ 25,990 Adjustments: Amortization of intangible assets 519 924 - 1,443 Change in fair value of contingent consideration 160 303 - 463 Acquisition costs - - 1,474 1,474 Non-GAAP operating income $ 13,948 $ 15,422 $ - $ 29,370 GAAP operating income % (of net sales) 2.4% 5.5% n/m 3.2% Non-GAAP operating income % (of net sales) 2.5% 5.9% n/m 3.6% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Return on Invested Capital

($ in thousands)

	Q2 FY16	Q1 FY16	Q2 FY15
Return on invested capital (ROIC), annualized (a)	**17.5%**	**14.6%**	**14.8%**
Reconciliation of Net Income to EBITDA			
Net income - GAAP	$ 20,656	$ 15,996	$ 16,821
Plus: Income taxes	10,976	8,426	9,117
Plus: Interest expense	709	281	207
Plus: Depreciation and amortization	4,351	3,938	2,443
EBITDA	36,692	28,641	28,588
Change in fair value of contingent consideration	1,816	1,564	463
Acquisition costs	60	220	1,474
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 38,568	$ 30,425	$ 30,525
Invested Capital Calculation			
Equity - beginning of the quarter	$ 764,693	$ 808,985	$ 810,265
Equity - end of quarter	754,794	764,693	818,748
Add: Change in fair value of contingent consideration, net of tax	1,244	1,080	346
Add: Acquisition costs, net of tax	60	220	1,474
Average equity	760,396	787,489	815,417
Average funded debt (b)	117,421	39,124	5,429
Invested capital (denominator for ROIC)(non-GAAP)	$ 877,817	$ 826,613	$ 820,846

Notes:

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 Net Sales, Constant Currency and Excluding Acquisitions - QTR ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated For the quarter ended December 31, 2015: Q2 FY16 net sales, as reported $ 689,530 $ 303,992 $ 993,522 Foreign exchange negative impact (a) 31,923 3,537 35,460 Q2 FY16 net sales, constant currency 721,453 307,529 1,028,982 Less: Acquisitions (131,461) (49,049) (180,510) Q2 FY16 net sales, constant currency excl. acquisitions $ 589,992 $ 258,480 $ 848,472 Q2 FY15 net sales, as reported $ 547,171 $ 259,848 $ 807,019 Y/Y % Change: As reported 26.0% 17.0% 23.1% Constant currency 31.9% 18.3% 27.5% Constant currency, excluding acquisitions 7.8% -0.5% 5.1% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating the net sales for the quarter ended December 31, 2015 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended December 31, 2014.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 15 Net Sales, Constant Currency and Excluding Acquisitions - YTD ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated For the six months ended December 31, 2015: Q2 FY16 YTD net sales, as reported $ 1,263,199 $ 601,151 $ 1,864,350 Foreign exchange negative impact (a) 66,845 7,115 73,960 Q2 FY16 YTD net sales, constant currency 1,330,044 608,266 1,938,310 Less: Acquisitions (166,084) (118,926) (285,010) Q2 FY16 YTD net sales, constant currency excl. acquisitions $ 1,163,960 $ 489,340 $ 1,653,300 Q2 FY15 YTD net sales, as reported $ 1,095,943 $ 502,795 $ 1,598,738 Less: Acquisitions - (4,686) (4,686) Q2 FY16 YTD net sales, constant currency excl. acquisitions $ 1,095,943 $ 498,109 $ 1,594,052 Y/Y % Change: As reported 15.3% 19.6% 16.6% Constant currency 21.4% 21.0% 21.2% Constant currency, excluding acquisitions 6.2% -1.8% 3.7% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating the net sales for the six months ended December 31, 2015 into U.S. dollars using the weighted average foreign exchange rates for the six months ended December 31, 2014.